Supplement dated April 28, 2000
                                     to the
                          Prospectus dated May 20, 1999

                          PAX WORLD FUND, INCORPORATED

                             A No-Load Balanced Fund


                   222 State Street, Portsmouth, NH 03801-3853
                For shareholder account information: 800-372-7827
                      Portsmouth, NH office: 800-767-1729
                                             603-431-8022
                         Website: HTTP://WWW.PAXFUND.COM

         The following information supplements and supersedes any contrary information contained in the Prospectus of Pax World Fund, Incorporated (the "Fund") dated May 20, 1999, and together with such Prospectus, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in an Amendment dated the date hereof which supplements and supersedes any contrary information contained in the Statement of Additional Information of the Fund dated May 20, 1999, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address, telephone number or website noted above. The Securities and Exchange Commission maintains a web site (HTTP://WWW.SEC.GOV) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the Securities and Exchange Commission.

                              RISK / RETURN SUMMARY

         The information set forth in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance provided by Wiesenberger, a Thomson Financial Company, consisting sixty percent (60%) of the S&P 500 Index and forty percent (40%) of the Lehman Brothers Aggregate Index. Past performance is not necessarily an indication of how the Fund will perform in the future.

                            [RISK / RETURN BAR CHART]

                  10.45%   20.80%   0.63%   -1.05%   2.65%    29.19%   10.36%   25.12%  24.62%   17.23%

                  1990     1991     1992    1993     1994     1995     1996     1997    1998     1999


HIGHEST & LOWEST RETURN QUARTER - PAST 10 YEARS

4th quarter 1998: 14.19%
3rd quarter 1990: -5.47%


RISK/RETURN TABLE, AS OF 12/31/99

                                                      60% S&P 500 INDEX
                         PAX WORLD FUND     40% LEHMAN BROTHERS AGGREGATE INDEX*

          1 year             17.23%                     12.00%
          5 year             21.12%                     20.09%
          10 year            13.52%                     14.10%

*THIS BLEND, CONSISTING SIXTY PERCENT (60%) OF THE S&P 500 INDEX AND FORTY PERCENT (40%) OF THE LEHMAN BROTHERS AGGREGATE INDEX IS PROVIDED BY WIESENBERGER, A THOMSON FINANCIAL COMPANY.

                        RISK / RETURN SUMMARY: FEE TABLE

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES (fees paid directly from your investment):
              Maximum Sales Charge (Load) Imposed on Purchases
                       (as a percentage of offering price)..................0%
              Maximum Deferred Sales Charge (Load)
                       (as a percentage of original purchase price or
                       redemption proceeds, as applicable)..................0%

            Maximum Sales Charge (Load) Imposed on
                     Reinvested Dividends and Other Distributions
                     (as a percentage of offering price).....................0%
            Redemption Fees (as a percentage of amount redeemed,
                     if applicable)..........................................0%
            Exchange Fees (as a percentage of average net assets)............0%

   ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
   ASSETS) AS OF DECEMBER 31, 1999 (expenses that are deducted from Fund assets):
            Management Fee................................................0.51%
            Distribution and/or Service (12b-1) Fees......................0.19%
            Other Expenses................................................0.19%
   Total Annual Fund Net Operating Expenses...............................0.89%

EXAMPLE

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR           3 YEARS             5 YEARS          10 YEARS

             $89              $278                $483             $1072

         As noted in the table, the Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares.

         In addition, the Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

         THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 1999.

                              FINANCIAL HIGHLIGHTS

         The following Financial Highlights Table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pannell Kerr Forster PC, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, a copy of which is available without charge upon request by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or by telephoning 800-767-1729 (toll-free).

         The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1.       PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF
         SHARES OUTSTANDING)

                                                                             YEAR ENDED DECEMBER 31
                                                                 ------------------------------------------
                                                                  1999     1998     1997    1996     1995
                                                                  ----     ----     ----    ----     ----

Net asset value, beginning of year..........................     $21.64   $18.52   $16.56   $16.33   $13.39
                                                                 ------   ------   ------   ------   ------

Income from investment operations
         Investment income - net (A)........................       .471     .468     .493     .550     .80
         Net realized and unrealized gain (loss)
                  on investments (A)................      3.167    4.008    3.622    1.122    3.07
                                                                  -----    -----    -----    -----    ----
Total from investment operations............................      3.638    4.476    4.115    1.672    3.87
                                                                  -----    -----    -----    -----    ----

Less distributions

         Dividends from net investment income ..............       .459     .468     .503     .550     .79
         Distributions from realized gains..................      1.410     .880    1.650     .892     .14
         Tax return of capital..............................       .009     .008     .002        -       -
                                                                  -----    -----    -----    -----     ---
                  Total distributions.......................      1.878     1.356    2.155   1.442     .93
                                                                  -----    -----    -----    -----     ---

Net asset value, end of year................................     $23.40   $21.64   $18.52   $16.56   $16.33
                                                                 ------   ------   ------  ------   ------

2.  TOTAL RETURN............................................     17.23%   24.62%   25.12%   10.36%   29.19%

3.  RATIOS AND SUPPLEMENTAL DATA

         Ratio of total expenses to average net assets (B)..       .89%     .95%     .91%     .89%     .97%

         Ratio of investment income - net, to
                  average net assets........................      2.05%    2.33%    2.67%    3.24%    3.44%

         Portfolio turnover rate............................     21.09%   28.59%   13.88%   34.55%   28.44%

         Net assets, end of year ('000s).................... $1,064,892 $837,773 $629,001 $513,433 $476,976

         Number of capital shares outstanding,
                  end of year ('000s).......................     45,499   38,712   33,971   31,008   29,200

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased realized and unrealized gain on investments for 1997 by approximately $.03 per share.

(B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).

                             OFFICERS AND DIRECTORS

         The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's Board of Directors, in addition to overseeing the Fund's adviser, decides upon matters of general policy. The Fund's adviser furnishes daily investment advisory services.

         The Fund currently pays each unaffiliated Director a fee of $1,000.00, and each affiliated Director a fee of $300.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings.

                                     ADVISER

         Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Fund. As of December 31, 1999, the Adviser had over $1,130,000,000 in assets under management by virtue of serving as the adviser to the Fund, Pax World Growth Fund, Inc. (the "Pax World Growth Fund"), Pax World High Yield Fund, Inc. ("Pax World High Yield Fund") and Pax World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund (the "Pax World Money Market Fund"). The Adviser has no clients other than the Fund, the Pax World Growth Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, but may undertake to advise other clients in the future. The aggregate fees paid by the Fund to the Adviser for the most recent fiscal year was $4,773,917.

                                  DISTRIBUTION

         The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees for the sale and distribution of the Fund's shares and for services provided to the Fund's shareholders.

Amounts paid by the Fund under the plan for clerical, advertising, printing, postage and sales expenses (travel, telephone and sales literature) for the most recent fiscal year totaled approximately $1,755,918.

                                SHAREHOLDER GUIDE

HOW TO EXCHANGE YOUR SHARES

         As a shareholder of the Fund, you may exchange your shares of the Fund for shares of the Pax World Growth Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, subject to the minimum investment requirement of such funds. No sales charge will be imposed at the time of exchange. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made. It is contemplated that this exchange privilege will be applicable to each new Pax World mutual fund.

                         Supplement dated April 28, 2000
                                     to the
             Statement of Additional Information dated May 20, 1999


                          PAX WORLD FUND, INCORPORATED

                             A No-Load Balanced Fund

                   222 State Street, Portsmouth, NH 03801-3853
                For shareholder account information: 800-372-7827
                       Portsmouth, NH office: 800-767-1729
                                              603-431-8022
                         Website: HTTP://WWW.PAXFUND.COM

         The following information supplements and supersedes any contrary information contained in the Statement of Additional Information of Pax World Fund, Incorporated (the "Fund") dated May 20, 1999, is not a prospectus, and should be read in conjunction with the Fund's Prospectus dated May 20, 1999, as amended, to which it relates, a copy of which may be obtained by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at HTTP://WWW.PAXFUND.COM or visiting the Securities and Exchange Commission's web site at HTTP://WWW.SEC.GOV for such purpose.

                             MANAGEMENT OF THE FUND

         The following table reflects the name and address, position held with the Fund and principal occupation during the past five (5) years for those persons who are the officers and directors of the Fund.

--------------------------------------------------------------------------------------------------------------------------
          Name and Address           Position with the Fund      Principal Occupation During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------------

C. Lloyd Bailey                      Director (since 1970)       Mr. Bailey is an attorney.  From 1959 to 1979, Mr.
1216 Foulkeways                                                  Bailey served as the Executive Director of the United
Gwynedd, PA 19436;  (82)                                         States Committee for UNICEF; from 1980 to 1981, Mr.
                                                                 Bailey served as President of that Committee; and from
                                                                 1981 to 1984, Mr. Bailey served as a consultant to that
                                                                 Committee.  Mr. Bailey is presently retired.
--------------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr.                  Director (since 1998)       Mr. Doerge has been a private investor since 1995.
867 Remsen Lane                                                  Prior to that, Mr. Doerge was an Executive Vice
Oyster Bay, NY 11771***;  (61)                                   President and Managing Director of Smith Barney for
                                                                 approximately twenty-four years.  Mr. Doerge is also a
                                                                 member of the Board of Directors of Pax World
                                                                 Growth Fund, Inc. and Pax World High Yield Fund,
                                                                 Inc.
--------------------------------------------------------------------------------------------------------------------------
Thomas W. Grant                      Vice Chairman of the        Mr. Grant is the Vice Chairman of the Board and
14 Wall Street                       Board of Directors and      President of the Fund, as well as the President of Pax
New York, NY 10005*/**;  (58)        President (since 1996)      World Growth Fund, Inc., the President of Pax World
                                                                 High Yield Fund, Inc., the President of Pax World
                                                                 Money Market Fund, Inc., the President of Pax World
                                                                 Management Corp. and the President of H.G.
                                                                 Wellington & Co., Inc.   Mr. Grant has been associated
                                                                 with H. G. Wellington & Co., Inc. since 1991 and
                                                                 served previously with the firm of Fahnestock & Co.
                                                                 for twenty-six years as a partner, managing director and
                                                                 senior officer.  His duties encompassed branch office
                                                                 management, corporate finance, syndications and
                                                                 municipal and corporate bonds.  Mr. Grant is a
                                                                 graduate of the University of North Carolina (BA).  Mr.
                                                                 Grant is also a member of the Board of Directors of
                                                                 Pax World Growth Fund, Inc. and Pax World High
                                                                 Yield Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Anita D. Green                       Co-Treasurer (since         Ms. Green is the Manager-Shareholder Services for the
c/o Pax World Management Corp.       1998)                       Pax World Fund Family and Pax World Management
222 State Street                                                 Corp. (1990-present).  Ms. Green is also Co-Treasurer
Portsmouth, NH 03801-3853;  (35)                                 of Pax World Management Corp. (1998-present) and the Fund
                                                                 (1998-present) and Assistant Treasurer of Pax World Growth
                                                                 Fund, Inc. (1997-present) and Pax World High Yield Fund,
                                                                 Inc. (1999-present)
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Michelle L. Guilmette                Assistant Treasurer (since  Ms. Guilmette is the Dealer Representative for the Pax
c/o Pax World Management Corp.       1997);                      World Fund Family and Pax World Management Corp.
222 State Street                     Assistant Secretary (since  (1999-present) and was a Shareholder Services
Portsmouth, NH 03801-3853;  (26)     1999)                       Representative for the Pax World Fund Family and Pax
                                                                 World Management Corp. from 1992 to 1999. Ms.
                                                                 Guilmette is also Assistant Treasurer (1997-present)
                                                                 and Assistant Secretary (1999-present) of the Fund,
                                                                 Pax World Growth Fund, Inc. (1999-present) and Pax World
                                                                 High Yield Fund, Inc. (2000-present).
--------------------------------------------------------------------------------------------------------------------------
Joy L. Liechty                       Director (since 1991)       Ms. Liechty is a Client and Sales Advocate with the
1403 Ashton Court                                                Mennonite Mutual Aid Association in Goshen, Indiana.
Goshen, IN 46526;  (46)                                          Ms. Liechty has been associated with that organization
                                                                 since 1980, serving as the Manager of Client Services
                                                                 from 1980 to 1989.  Ms. Liechty is also a member of
                                                                 the Board of Directors of Pax World Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Laurence A. Shadek                   Chairman of the Board of    Mr. Shadek is the Chairman of the Board of Directors
14 Wall Street                       Directors (since 1996)      of the Fund, as well as the Chairman of the Board of
New York, NY 10005*/**;  (50)                                    Pax World Growth Fund, Inc., the Chairman of the
                                                                 Board of Pax World High Yield Fund, Inc., an
                                                                 Executive Vice President of Pax World Money Market
                                                                 Fund, Inc., the Chairman of the Board of Pax World
                                                                 Management Corp. and an Executive Vice-President of
                                                                 H. G. Wellington & Co., Inc.   Mr. Shadek, together
                                                                 with members of his family, owns all of the
                                                                 outstanding shares of capital stock of the Adviser and a
                                                                 26.67% interest in H.G. Wellington & Co., Inc. Mr.
                                                                 Shadek has been associated with H. G. Wellington &
                                                                 Co., Inc. since March 1986 and was previously
                                                                 associated with Stillman, Maynard & Co., where he
                                                                 was a general partner.  Mr. Shadek's investment
                                                                 experience includes twelve years as a limited partner
                                                                 and Account Executive with the firm Moore & Schley.
                                                                 Mr. Shadek is a graduate of Franklin & Marshall
                                                                 College (BA) and New York University, School of
                                                                 Graduate Business Administration (MBA).  Mr.
                                                                 Shadek is also a member of the Board of Directors of
                                                                 Pax World Growth Fund, Inc. and Pax World High
                                                                 Yield Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Sanford C. Sherman                   Director (since 1992)       Mr. Sherman is the Chief Executive Officer, and until
91 Hillside Drive                                                December 31, 1999 was the President, of the
Portsmouth, NH  03801***;  (63)                                  Piscataqua Savings Bank, Portsmouth, NH - positions
                                                                 he has held since April 1981.  For 21 years prior
                                                                 thereto, Mr. Sherman held various other positions with
                                                                 the bank, including Vice President and Treasurer.  Mr.
                                                                 Sherman also served the bank as a Trustee for 20 years.
                                                                 Mr. Sherman is also a member of the Board of
                                                                 Directors of Pax World Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates                  Co-Treasurer (since         Ms. Spates serves as Operations Manager for the Pax
c/o Pax World Management Corp.       1998)                       World Fund Family and Pax World Management Corp.
222 State Street                                                 (1992-present).  Ms. Spates is also Co-Treasurer of Pax
Portsmouth, NH  03801-3853;  (30)                                World Management Corp. (1998-present) and the Fund
                                                                 (1998-present) and the Assistant Treasurer of Pax
                                                                 World Growth Fund, Inc. (1997-present) and Pax
                                                                 World High Yield Fund, Inc. (1999-present).
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Nancy S. Taylor                      Director (since 1997)       Ms. Taylor is a Senior Minister with the First
5298 N. Riffle Way                                               Congregational Church in Boise, Idaho and has been
Boise, ID  83703; (44)                                           associated with that organization since 1992.  Prior to
                                                                 that, Ms. Taylor was an Associate Minister with the
                                                                 Immanuel Congregational Church in Hartford,
                                                                 Connecticut for approximately five years.  Ms. Taylor
                                                                 is also a member of the Board of Directors of Pax
                                                                 World Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
Lee D. Unterman                      Secretary (since 1997)      Mr. Unterman serves as Secretary of the Fund (1997-
c/o Bresler Goodman & Unterman,                                  present), Pax World Growth Fund, Inc. (1997-present)
LLP                                                              and Pax World High Yield Fund, Inc. (1999-present).
521 Fifth Avenue                                                 Mr. Unterman is a partner at the law firm of Bresler
New York, NY  10175; (49)                                        Goodman & Unterman, LLP, New York, NY (1997-
                                                                 present) and was a partner at the law firm of Broudy &
                                                                 Jacobson, New York, NY (1988-1997).
--------------------------------------------------------------------------------------------------------------------------
Esther J. Walls                      Director (since 1981)       Ms. Walls was Associate Director of Libraries, State
Apartment 29-J                                                   University of New York, Stony Brook, Long Island,
160 West End Avenue                                              NY, which position she held from 1974 to 1990.  Ms.
New York, NY  10023; (74)                                        Walls is also a member of the Board of Directors of
                                                                 Pax World High Yield Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------

* Designates an "Interested" officer or director, as defined in the Investment Company Act of 1940, as amended, by reason of his or her affiliation with the Adviser.

** Designates a member of the Investment Committee. The Investment Committee has the responsibility of overseeing the investments of the Fund.

*** Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

         To the knowledge of the Fund, no person owns beneficially five percent (5%) or more of the outstanding Common Stock of the Fund. All officers and directors of the Fund as a group own less than one percent (1%) of the outstanding Common Stock of the Fund.

         Members of the Board of Directors of the Fund are reimbursed for their travel expenses for attending meetings of the Board of Directors plus $300.00 for affiliated directors and $1,000.00 for unaffiliated directors. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by the Fund, Pax World Growth Fund, Inc. ("Pax World Growth Fund"), Pax World High Yield Fund, Inc. ("Pax World High Yield Fund") and Pax World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund ("Pax World Money Market Fund") in 1999 and travel expenses reimbursed by the Fund, the Pax World Growth Fund, the Pax World High Yield Fund and the Pax World Money Market Fund in 1999 to members of the Board of Directors are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                    Pax World Fund,      Pax World Growth       Pax World High        Pax World Money
                                     Incorporated           Fund, Inc.         Yield Fund, Inc.      Market Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mr. C. Lloyd Bailey                    $1,402.00          Not Applicable        Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Carl H. Doerge, Jr.                $5,327.00             $4,380.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Thomas W. Grant                    $2,136.00             $1,278.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Ms. Joy L. Liechty                     $5,014.00             $3,224.00          Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Laurence A. Shadek                 $2,136.00             $1,278.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Sanford C. Sherman                 $5,120.00             $2,557.00          Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Ms. Nancy S. Taylor                    $5,995.00             $3,333.00          Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Ms. Esther J. Walls                    $4,310.00          Not Applicable             $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Pax World Management Corp. 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Fund. Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. As of December 31, 1999, the Adviser had over $1,130,000,000 in assets under management by virtue of serving as the adviser to the Fund, the Pax World Growth Fund, the Pax World High Yield Fund and the Pax World Money Market Fund. The Adviser has no clients other than the Fund, the Pax World Growth Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, but may undertake to advise other clients in the future.

         The Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 10, 1999.

         The following table shows the approximate amount of the advisory fee of the Fund for the years ended December 31, 1997, 1998 and 1999:

                  Year ended December 31, 1997:              $2,889,714
                  Year ended December 31, 1998:              $3,599,066
                  Year ended December 31, 1999:              $4,773,917

                                  DISTRIBUTION

         The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Fund incurs the expenses of distributing the Fund's shares. The Plan was adopted on June 21, 1984, and approved on June 10, 1999, by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Directors"), at a meeting called for the purpose of voting on such Plan. During the most recent fiscal year, amounts incurred by the Fund under the Plan for clerical, advertising, printing, postage and sales expenses (travel, telephone and sales literature) totaled $1,755,918: advertising - $642,145; printing and postage
- $128,124; and sales and related expenses - $985,649.

         Pursuant to the Plan, the Fund entered into a Distribution
Agreement (the "Distribution Agreement") with H. G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 (the "Distributor"). Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal. The Distribution Agreement was adopted on June 11, 1998, and approved on June 10, 1999, by the Board of Directors of the Fund, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such agreement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. For the years ended December 31, 1997, 1998 and 1999, brokerage commissions amounted to approximately $365,000, $507,000 and $490,729, respectively.

         All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in the Distributor. Brokerage commissions paid by the Fund to the Distributor during 1997, 1998 and 1999 totaled approximately $132,372, $140,863 and $145,892, respectively (36.3%, 27.8% and
29.7%, respectively, of total 1997, 1998 and 1999 commissions).

                       PURCHASE, REDEMPTION AND EXCHANGE
                                 OF FUND SHARES

         As a shareholder of the Fund, you may exchange your shares of the Fund for shares of the Pax World Growth Fund, the Pax World High Yield Fund and the Pax World Money Market Fund, subject to the minimum investment requirement of such funds. No sales charge will be imposed at the time of exchange. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made. It is contemplated that this exchange privilege will be applicable to each new Pax World mutual fund.

                            PANNELL KERR FORSTER PC
                          Certified Public Accountants
                               75 Federal Street
                                Boston, MA 02110
                            Telephone (617) 753-9985
                             Telefax (617) 753-9986

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Pax World Fund, Incorporated

     We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                /s/Pannell Kerr Forster, P.C.



January 21, 2000


                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999


                                     ASSETS
Investments, at value - note A
   Common stocks (cost - $360,087,970) .......................................   $  693,788,236
   Preferred stocks (cost - $12,447,722) .....................................       10,075,000
   Bonds (amortized cost - $279,810,758) .....................................      271,778,820
   Certificates of deposit (cost - $1,500,000) ...............................        1,500,000
   Pax World Money Market Fund (cost - $71,911,714) ..........................       71,911,714
                                                                                 --------------
                                                                                  1,049,053,770

Cash .........................................................................       12,669,258
Receivables
   Dividends and interest ....................................................        4,879,663
   Other .....................................................................            3,076
                                                                                 --------------
      Total assets ...........................................................    1,066,605,767
                                                                                 --------------

                                   LIABILITIES

Payables
   Capital stock reacquired ..................................................          954,791
   Withheld foreign dividend tax liability ...................................           14,688

Accrued expenses
   Investment advisory fee - note B ..........................................          433,543
   Transfer agent fee ........................................................          120,000
   Distribution expenses .....................................................          130,330
   Other accrued expenses ....................................................           60,616
                                                                                 --------------

      Total liabilities ......................................................        1,713,968
                                                                                 --------------

         Net assets (equivalent to $23.40 per share based on 45,499,353
          shares of capital stock outstanding) - note E ......................   $1,064,891,799
                                                                                 --------------

         Net asset value, offering price and redemption price per share
          ($1,064,891,799 / 45,499,353 shares outstanding)....................   $        23.40
                                                                                 --------------

SEE NOTES TO FINANCIAL STATEMENTS.


                          PAX WORLD FUND, INCORPORATED
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999

Investment income
   Income - note A
      Dividends
         Pax World Money Market Fund.............................           $  4,639,222
         Other investments.......................................              8,400,377    $  13,039,599
                                                                            ------------
      Interest ..................................................                              14,436,408
                                                                                           --------------

            Total income.........................................                              27,476,007

   Expenses
      Investment advisory fee - note B...........................              4,773,917
      Distribution expenses - note D.............................              1,755,918
      Transfer agent fee.........................................                972,385
      Custodian fees - note F....................................                229,201
      State and foreign taxes....................................                171,400
      Printing and mailing.......................................                167,617
      Audit fees.................................................                 68,959
      Registration fees..........................................                 67,734
      Legal fees and related expenses - note B...................                 60,895
      Other......................................................                 51,349
      Directors' fees and expenses - note B......................                 35,147
                                                                           -------------

         Total expenses..........................................              8,354,522

         Less: Fees paid indirectly - note F.....................               (189,685)
                                                                            ------------

                 Net expenses....................................                               8,164,837
                                                                                          ---------------

         Investment income - net.................................                              19,311,170
                                                                                           --------------

Realized and unrealized gain on investments - notes A
     and C
   Net realized gain on investments..............................                              59,654,186
   Change in unrealized appreciation of investments
     for the year................................................                              73,483,006
                                                                                           --------------

         Net gain on investments.................................                             133,137,192
                                                                                            -------------

         Net increase in net assets resulting from
          operations.............................................                            $152,448,362
                                                                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS.


                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year Ended December 31
                                                                  1999                1998
                                                                  ------------------------
Increase in net assets
   Operations
      Investment income - net ...........................   $    19,311,170    $    16,473,815
      Net realized gain on investments ..................        59,654,186         32,342,171
      Change in unrealized appreciation of investments ..        73,483,006        112,901,738
                                                            ---------------    ---------------
         Net increase in net assets resulting from
          operations ....................................       152,448,362        161,717,724
   Net equalization credits .............................           382,410            275,435
   Distributions to shareholders from
      Investment income - net ($.459 and $.468 per share,
        respectively) - note A ..........................       (19,169,759)       (16,751,495)
      Net realized gain on investments ($1.410 and $.880
        per share, respectively) - note A ...............       (59,654,097)       (32,342,583)
   Capital share transactions - note E ..................       153,112,359         95,872,040
                                                            ---------------    ---------------
         Net increase in net assets .....................       227,119,275        208,771,121

Net assets
   Beginning of year ....................................       837,772,524        629,001,403
                                                            ---------------    ---------------

   End of year (including undistributed investment
      income - net: $530,790 and $6,969, respectively) ..   $ 1,064,891,799    $   837,772,524
                                                            ---------------    ---------------

SEE NOTES TO FINANCIAL STATEMENTS.



                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999


                                                             NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                  COMMON STOCKS
CONSUMER PRODUCTS AND SERVICES
   Best Foods, Inc...................................          150,000    $    7,884,375
   Costco Wholesale Corp. ...........................          150,000        13,687,500
   Gap, Inc..........................................          500,000        23,000,000
   General Mills, Inc................................          200,000         7,150,000
   Koninklijke Philips Electronics, NV ADR...........          115,000        15,525,000
   Masco Corp........................................          400,000        10,150,000
   MediaOne Group, Inc...............................          225,000        17,282,812
   Sony Corp. ADR....................................          125,000        35,593,750
   Starbucks Corp....................................          420,000        10,185,000
   Tribune Co........................................          400,000        22,025,000
   Wendy's International, Inc........................          396,540         8,178,637
                                                                          --------------
                                                                             170,662,074            16.0%
                                                                          --------------

ENERGY
   Enron Corp........................................        1,000,000        44,375,000
   Questar Corp. ....................................          200,000         3,000,000
                                                                          --------------
                                                                              47,375,000             4.4
                                                                          --------------

FINANCIAL
   American Gen Corp.................................          160,000        12,140,000
   H&R Block, Inc....................................          250,000        10,937,500
   SLM Holding Corp..................................          200,000         8,450,000
                                                                          --------------
                                                                              31,527,500             3.0
                                                                          --------------

HEALTH CARE
   Amgen, Inc........................................        1,050,000        63,065,625
   Baxter International, Inc.........................          150,000         9,421,875
   Bristol-Myers Squibb Co...........................          250,000        16,046,875
   Guidant Corp......................................          200,000         9,400,000
   Johnson & Johnson.................................          100,000         9,312,500
   Medtronic, Inc....................................          200,000         7,287,500
   Merck & Co., Inc..................................          400,000        26,825,000
                                                                          --------------
                                                                             141,359,375            13.3
                                                                          --------------

                          PAX WORLD FUND, INCORPORATED
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 1999

                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                COMMON STOCKS (CONTINUED)

TECHNOLOGY
   America Online, Inc...............................           120,000    $   9,052,500
   Apple Computer....................................           150,000       15,421,875
   ASM Lithography Holdings NV.......................            50,000        5,687,500
   Cisco Systems, Inc................................           100,000       10,712,500
   Computer Associates International, Inc............           150,000       10,490,625
   EMC Corp. (Mass.).................................           250,000       27,312,500
   Fiserv, Inc.......................................           275,000       10,535,938
   Microsoft Corp....................................            25,000        2,918,750
   Pitney Bowes, Inc.................................           196,593        9,497,899
   SAP Aktiengesellschaft ADR........................            50,000        2,603,125
                                                                           -------------
                                                                             104,233,212              9.8%
                                                                           -------------

TELECOMMUNICATIONS
   Allegiance Telecom, Inc...........................            12,000        1,107,000
   BellSouth Corp....................................           350,000       16,384,375
   Cable & Wireless PLC..............................           200,000       10,587,500
   Loral Space Communications........................           500,000       12,156,250
   McLeod USA, Inc...................................             5,000          294,375
   SBC Communications, Inc...........................           400,000       19,500,000
   Telefonos de Mexico, SA ADR (representing
     ordinary shares L)..............................           100,000       11,250,000
   U.S. West, Inc. - Communications Group............           250,000       18,000,000
   Vodafone AirTouch PLC ADR.........................         1,250,000       61,875,000
                                                                           -------------
                                                                             151,154,500             14.2
                                                                           -------------

UTILITIES
   American Water Works, Inc.........................           142,080        3,019,200
   DPL, Inc. ........................................           300,000        5,193,750
   Keyspan Corp......................................           587,600       13,624,975
   NiSource, Inc.....................................           400,000        7,150,000
   Peoples Energy Corp...............................           551,900       18,488,650
                                                                           -------------
                                                                              47,476,575              4.5
                                                                           -------------          -------

      TOTAL COMMON STOCKS............................                        693,788,236             65.2
                                                                           -------------          -------


                          PAX WORLD FUND, INCORPORATED
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 1999

                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE           NET ASSETS

                  PREFERRED STOCKS
CONSUMER
   Suiza Foods Corp. Capital Trust II
     5.500% Convertible Preferred....................           75,000     $   2,587,500              .2%

REAL ESTATE
   Equity Residential Properties Trust 7.250%
     Convertible Preferred Series G..................          160,000         3,160,000              .3

UTILITIES
   NiSource, Inc. 7.750% Series B
     Convertible Preferred ..........................          120,000         4,327,500              .4
                                                                          --------------         -------

      TOTAL PREFERRED STOCKS.........................                         10,075,000              .9
                                                                           -------------         -------

TOTAL STOCKS.........................................                        703,863,236            66.1
                                                                           -------------         -------
                                                              PRINCIPAL
             GOVERNMENT AGENCY BONDS                           AMOUNT
                                                              -------

Federal Farm Credit Bank
   5.000%, due October 2, 2003.......................       $10,000,000        9,389,100
Federal Home Loan Bank System
   5.250%, due August 9, 2002........................        10,000,000        9,646,900
   6.890%, due August 28, 2002.......................         5,000,000        4,971,100
   5.025%, due November 5, 2002......................        10,000,000        9,551,600
   5.905%, due December 23, 2002.....................        14,000,000       13,709,080
   5.750%, due April 28, 2003........................         7,000,000        6,753,880
   6.495%, due June 23, 2003.........................         5,000,000        4,897,650
   5.590%, due October 6, 2003.......................        12,000,000       11,480,640
   5.250%, due October 27, 2003......................        10,000,000        9,448,400
   5.335%, due February 19, 2004.....................        10,000,000        9,454,700
   5.485%, due February 26, 2004.....................         5,000,000        4,750,000
   6.000%, due May 25, 2004..........................         5,885,000        5,646,834
   6.805%, due June 28, 2004.........................         5,000,000        4,910,950
   6.000%, due October 6, 2004.......................         5,000,000        4,771,850
   6.750%, due November 16, 2004.....................         5,000,000        4,885,950



                          PAX WORLD FUND, INCORPORATED
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 1999


                                                              NUMBER OF                        PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                                SHARES         VALUE          NET ASSETS

GOVERNMENT AGENCY BONDS (CONTINUED)
Federal Home Loan Mortgage Corp.
   5.400%, due January 14, 2002......................      $  5,000,000    $   4,885,150
   6.180%, due June 14, 2002.........................         5,000,000        4,911,700
   6.110%, due June 18, 2003.........................        10,000,000        9,707,800

Federal National Mortgage Association
   6.110%, due September 20, 2000....................        12,000,000       11,981,280
   6.080%, due September 25, 2000....................         5,000,000        4,991,400
   5.820%, due December 5, 2000......................        15,000,000       14,927,400
   5.370%, due February 7, 2001......................        20,000,000       19,750,000
   5.410%, due February 13, 2001.....................        10,000,000        9,878,100
   5.360%, due February 16, 2001.....................        10,000,000        9,871,900
   6.710%, due July 24, 2001.........................         7,000,000        7,015,330
   6.510%, due September 27, 2002....................         5,000,000        4,954,425
   5.430%, due November 3, 2003......................        10,000,000        9,512,500
   5.375%, due November 17, 2003.....................         8,000,000        7,612,480
   5.810%, due February 23, 2004.....................        10,000,000        9,585,900
   6.000%, due March 12, 2004........................        10,000,000        9,621,900
   5.880%, due March 25, 2004........................         9,000,000        8,628,750
   6.930%, due June 30, 2004.........................         5,000,000        4,908,600
                                                                          --------------

      TOTAL GOVERNMENT AGENCY BONDS..................                        267,013,249            25.1%
                                                                          --------------           -----

              CORPORATE BONDS

American General Finance Corp.
   5.750%, due November 1, 2003......................         2,500,000        2,373,533
Sears Roebuck Acceptance Corp.
   6.000%, due March 20, 2003........................         2,500,000        2,392,038
                                                                          --------------

      TOTAL CORPORATE BONDS..........................                          4,765,571              .4
                                                                          --------------          ------

      TOTAL BONDS....................................                        271,778,820            25.5
                                                                          --------------          ------


                          PAX WORLD FUND, INCORPORATED
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 1999

                                                              NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                              SHARES          VALUE            NET ASSETS

             CERTIFICATES OF DEPOSIT
   South Shore Bank 5.650%, due
     October 11, 2000................................      $  1,000,000     $    1,000,000
   Self Help Credit Union 5.420%, due
      May 31, 2000...................................           500,000            500,000
                                                                            --------------

       TOTAL CERTIFICATES OF DEPOSIT.................                            1,500,000         .1%
                                                                            --------------    -------


                                                                NUMBER
                 MONEY MARKET SHARES                          OF SHARES
                                                              ---------

   Pax World Money Market Fund.......................        71,911,714         71,911,714        6.8
                                                                            --------------    -------

       TOTAL INVESTMENTS.............................                        1,049,053,770       98.5

   Cash and receivables, less liabilities............                           15,838,029        1.5
                                                                            --------------    -------

       NET ASSETS....................................                       $1,064,891,799      100.0%
                                                                            --------------    -------

   SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

VALUATION OF INVESTMENTS

     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit are valued at cost; accrued interest to December 31, 1999 is included in dividends and interest receivable.

INVESTMENT TRANSACTIONS

     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

     Dividend  income is recorded on the  ex-dividend  date.  Interest income is
recorded  on  the  accrual   basis  and  includes   accretion  of  discount  and
amortization of premiums.

     The Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Net discount accretion for 1999 and 1998 was $183,942 and $219,398, respectively.

FEDERAL INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION

     The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of

                          PAX WORLD FUND, INCORPORATED
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 1999



undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

     Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

     All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1 1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1999 or 1998.

     Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

     All Directors are paid by the Fund for attendance at directors' meetings.

     During 1999, the Fund incurred legal fees and related expenses of $60,895 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage

                          PAX WORLD FUND, INCORPORATED
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 1999



commissions paid to this firm during 1999 and 1998 totaled $145,892 and $140,863, respectively, (29.7% and 27.8%, respectively, of total 1999 and 1998 commissions).

     At the June 11, 1998 Annual Meeting, shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.


NOTE C - INVESTMENTS


     Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $164,348,448 and $131,205,582, respectively, for 1999. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $111,892,461 and $46,000,000, respectively, for 1999.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1999 would have been approximately the same.

     For Federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $725,758,164. Gross unrealized appreciation and depreciation of investments aggregated $342,792,564 and $19,496,958, respectively, at December 31, 1999, resulting in net unrealized appreciation of $323,295,606.

NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

                          PAX WORLD FUND, INCORPORATED
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 1999

NOTE E - CAPITAL AND RELATED TRANSACTIONS

     Transactions in capital stock were as follows:

                                                    Year Ended December 31
                                                    ----------------------
                                           1999                              1998
                                           ----                              ----
                                 Shares           Dollars           Shares         Dollars
                             -------------    -------------    -------------    -------------
Shares sold ..............      11,130,593    $ 254,077,925        9,126,274    $ 182,396,781
Shares issued in reinvest-
  ment of distributions ..       3,299,473       73,784,954        2,232,027       45,625,923
                             -------------    -------------    -------------    -------------
                                14,430,066      327,862,879       11,358,301      228,022,704
Shares redeemed ..........      (7,642,767)    (174,750,520)      (6,617,044)    (132,150,664)
                             -------------    -------------    -------------    -------------

Net increase .............       6,787,299    $ 153,112,359        4,741,257    $  95,872,040
                             -------------    -------------    -------------    -------------

     The components of net assets at December 31, 1999 are as follows:

Paid-in capital (75,000,000 shares of $1 par value authorized).. $   748,985,443
Undistributed investment income ................................         530,790
Excess distribution of capital gains ...........................          (1,869)
Accumulated prior years' net realized losses on investments ....      (7,918,171)
Net unrealized appreciation of investments .....................     323,295,606
                                                                 ---------------

     Net assets ................................................ $ 1,064,891,799
                                                                 ---------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

                          PAX WORLD FUND, INCORPORATED

                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                  Year Ended December 31
                                                                  ----------------------

                                                   1999        1998        1997       1996        1995
                                                   ----        ----        ----       ----        ----
   Net asset value, beginning of year.......  $    21.64    $  18.52    $  16.56   $  16.33    $  13.39
                                              ----------    --------    --------   --------    --------

   Income from investment operations
      Investment income - net (A)...........        .471        .468        .493       .550         .80
      Net realized and unrealized gain (loss)
         on investments (A).................       3.167       4.008       3.622      1.122        3.07
                                              ----------    --------    --------   --------    --------
Total from investment operations............       3.638       4.476       4.115      1.672        3.87
                                              ----------    --------    --------   --------    --------

   Less distributions
       Dividends from net investment
        income .............................        .459        .468        .503       .550         .79
   Distributions from realized gains........       1.410        .880       1.650       .892         .14
   Tax return of capital....................        .009        .008        .002         --          --
                                              ----------    --------    --------   --------    --------
        Total distributions.................       1.878       1.356       2.155      1.442         .93
                                              ----------    --------    --------   --------    --------

   Net asset value, end of year.............  $    23.40    $  21.64    $  18.52   $  16.56    $  16.33
                                              ----------    --------    --------   --------    --------

2.  TOTAL RETURN............................       17.23%      24.62%      25.12%     10.36%      29.19%

3. RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average net
    assets (B)..............................         .89%        .95%        .91%       .89%        .97%

   Ratio of investment income - net, to
    average net assets......................        2.05%       2.33%       2.67%      3.24%       3.44%

   Portfolio turnover rate..................       21.09%      28.59%      13.88%     34.55%      28.44%

   Net assets, end of year ('000s)..........  $1,064,892    $837,773    $629,001   $513,433    $476,976

   Number of capital shares outstanding,
    end of year ('000s).....................      45,499      38,712      33,971     31,008      29,200

   (A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.
   (B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).